First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Portfolio of Investments
September 30, 2020 (Unaudited)
Besides the following listed futures contracts of the Fund’s wholly-owned subsidiary, there were no investments held by the Fund at September 30, 2020. Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. Aggregate cost for financial reporting purposes was $0. As of September 30, 2020, the aggregate gross unrealized appreciation for all futures contracts in which there was an excess of value over tax cost was $346,772 and the aggregate gross unrealized depreciation for all futures contracts in which there was an excess of tax cost over value was $429,611. The net unrealized depreciation was $82,839.
The following futures contracts of the Fund’s wholly-owned subsidiary were open at September 30, 2020:
Futures Contracts Long:	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)/ Value
Brent Crude Futures	11	$470,250	Nov–20	$(11,840)
Cattle Feeder Futures	11	777,425	Oct–20	15,571
Cocoa Futures	45	1,145,700	Dec–20	(34,876)
Coffee “C” Futures	13	540,881	Dec–20	(36,466)
Copper Futures	24	1,819,500	Dec–20	(14,069)
Cotton No. 2 Futures	45	1,480,275	Dec–20	44,955
Gasoline RBOB Futures	3	146,815	Nov–20	(848)
Gasoline RBOB Futures	17	830,596	Dec–20	(2,742)
Gasoline RBOB Futures	19	936,373	Jan–21	24,029
Gold 100 Oz. Futures	17	3,222,350	Dec–20	6,615
KC HRW Wheat Futures	19	484,263	Dec–20	31,699
Lean Hogs Futures	30	757,200	Dec–20	2,390
Live Cattle Futures	4	179,760	Dec–20	994
LME Lead Futures	15	683,344	Dec–20	(36,400)
LME Nickle Futures	11	957,990	Dec–20	(54,534)
LME Zinc Futures	10	600,563	Dec–20	(20,175)
Low Sulphur Gasoil “G” Futures	7	236,600	Dec–20	(17,400)
NY Harbor ULSD Futures	5	244,755	Nov–20	(12,499)
Silver Futures	4	469,880	Dec–20	(76,295)
Soybean Futures	38	1,944,650	Nov–20	135,428
Soybean Meal Futures	9	308,520	Dec–20	(4,673)
Soybean Oil Futures	73	1,451,094	Dec–20	37,799
Sugar #11 (World) Futures	96	1,452,595	Feb–21	38,451
WTI Crude Futures	12	485,640	Nov–20	(3,760)
		$21,627,019		$11,354
Futures Contracts Short:
Corn Futures	42	$(795,900)	Dec–20	$(41,384)
Natural Gas Futures	27	(869,670)	Jan–21	8,841
Natural Gas Futures	39	(1,208,610)	Feb–21	(31,172)
Wheat (CBT) Futures	12	(346,800)	Dec–20	(30,478)
		$(3,220,980)		$(94,193)
	Total	$18,406,039		$(82,839)

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
•	Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Portfolio of Investments (Continued)
September 30, 2020 (Unaudited)
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows:
ASSETS TABLE
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ 346,772	$ 346,772	$ —	$ —

LIABILITIES TABLE
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (429,611)	$ (429,611)	$ —	$ —